`

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2025

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 Oakton St. Morton Grove, IL	60053
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

          N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	LWAY	The Nasdaq Stock Market
Preferred Stock Purchase Rights	None	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Lifeway Foods, Inc. (the “Company”) was held on December 29, 2025. There were 15,228,763 shares of common stock outstanding and entitled to vote at the Annual Meeting and 12,441,533 shares of common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. First Coast Results, Inc., the independent inspector of elections for the 2025 Annual Meeting, provided a final voting report on December 30, 2025, certifying the following results.

Proposal 1:

According to the tabulation of voting results, the following is a record of votes cast with respect to the election of Kirk Chartier, Juan Carlos Dalto, Rachel Drori, Andee Harris, Susie Hultquist, Dorri McWhorter, Jason Scher and Julie Smolyansky, to serve until the 2026 Annual Meeting of the Company’s shareholders (or until successors are elected and qualified):

	FOR	WITHHOLD	BROKER NON-VOTES
Board of Directors’ Nominees
Kirk Chartier	8,947,067	3,442,164	0
Juan Carlos Dalto	8,862,987	3,526,244	0
Rachel Drori	8,947,911	3,441,319	0
Andee Harris	8,947,751	3,441,480	0
Susie Hultquist	8,947,871	3,441,360	0
Dorri McWhorter	8,588,825	3,800,405	0
Jason Scher	8,582,061	3,807,170	0
Julie Smolyansky	8,836,589	3,552,642	0

Opposition Nominees
George Sent	3,435,783	8,983,447	0
Edward Smolyansky	3,435,344	8,953,886	0

2

Proposal 2:

According to the tabulation of voting results, the shareholders did not approve and adopt amendments to the Company’s Articles of Incorporation to provide for:

(a) the amendment and restatement of the Company’s Articles of Incorporation to effectuate ministerial changes and to provide for director exculpation

FOR:	8,700,709
AGAINST:	123,072
ABSTAIN:	3,593,949
BROKER NON-VOTES:	23,803

(b) director indemnification and expense advancement

FOR:	8,696,518
AGAINST:	131,248
ABSTAIN:	3,590,140
BROKER NON-VOTES:	23,803

Proposal 3:

According to the tabulation of voting results, the shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accountants for the year ending December 31, 2025:

FOR:	9,021,417
AGAINST:	69,580
ABSTAIN:	3,350,536
BROKER NON-VOTES:	0

3

Proposal 4:

According to the tabulation of voting results, the shareholders approved, on a nonbinding advisory basis, executive compensation.

FOR:	6,590,702
AGAINST:	5,781,223
ABSTAIN:	45,805
BROKER NON-VOTES:	23,803

Proposal 5:

According to the tabulation of voting results, the shareholders selected, on a non-binding advisory basis, a 1 year frequency of holding the say-on-executive compensation vote.

1 YEAR:	12,221,140
2 YEARS:	45,021
3 YEARS:	114,710
ABSTAIN:	36,589

Proposal 6:

According to the tabulation of voting results, the shareholders did not approve the shareholder proposal to form a committee of the board to conduct reviews of the Company’s management, the Company’s strategic plan and the Company’s strategic alternatives.

FOR:	3,619,138
AGAINST:	8,520,935
ABSTAIN:	277,657
BROKER NON-VOTES:	23,803

In accordance with the expressed preference of our shareholders reflected in the nonbinding advisory vote for Proposal 5 and the recommendation of the Board, the Board have determined that we will include a nonbinding advisory shareholder vote on executive compensation of our named executive officers in our proxy materials on an annual basis until the next required advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than our annual meeting of stockholders in 2031.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEWAY FOODS, INC.
Dated: December 30, 2025	By:	/s/ Julie Smolyansky
Name: Julie Smolyansky
Title: Chief Executive Officer and Secretary

5